FORM 3 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INITIAL STATEMENT OF BENEFICIAL OWNERSHIP OF SECURITIES

Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 or Section 30(h) of the Investment Company Act of 1940

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3.
Issuer Name and Ticker or Trading Symbol
Midera Food Processing, Inc. [ MFP ]

3a. Foreign Trading Symbol

1. Name and Address of Reporting Person*
Nerbonne Robert A

(Last) (First) (Middle)

10275 WEST HIGGINS ROAD, SUITE 300

(Street)

ROSEMONT IL 60120

(City) (State) (Zip/Postal Code)

UNITED STATES

(Country)

2. Date of Event Requiring Statement (Month/Day/Year)

06/26/2026

4.
Relationship of Reporting Person(s) to Issuer

(Check all applicable)

X Director 10% Owner

Officer Other

(give title below) (specify below)

5.
If Amendment, Date of Original Filed
(Month/Day/Year)
6.
Individual or Joint/Group Filing

(Check Applicable Line)

X Form filed by One Reporting Person

Form filed by More than One Reporting Person

Table I – Non-Derivative Securities Beneficially Owned
1. Title of Security (Instr. 4)	2. Amount of Securities Beneficially Owned (Instr. 4)	3. Ownership Form: Direct (D) or Indirect (I) (Instr. 5)	4. Nature of Indirect Beneficial Ownership (Instr. 5)

Table II – Derivative Securities Beneficially Owned (e.g., puts, calls, warrants, options, convertible securities)
1. Title of Derivative Security (Instr. 4)	2. Date Exercisable and Expiration Date (Month/Day/Year)		3. Title and Amount of Securities Underlying Derivative Security (Instr. 4)		4. Conversion or Exercise Price of Derivative Security	5. Ownership Form: Direct (D) or Indirect (I) (Instr. 5)	6. Nature of Indirect Beneficial Ownership (Instr. 5)
	Date Exercisable	Expiration Date	Title	Amount or Number of Shares

Explanation of Responses:

No securities are beneficially owned.

/s/ Michael D. Thompson POA 07/01/2026

** Signature of Reporting Person Date

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.

* If the form is filed by more than one reporting person, see Instruction 5(b)(v).

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.